UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                             FORM 8-K-A1


                          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)     October 12, 2001

                                Cash Systems, Inc.
          (Exact name of registrant as specified in its charter)


     Delaware                   0-18317             87-0398535
(State or other jurisdiction    (Commission         (IRS Employer
     of incorporation)          File Number)        Identification No.)


3201 West County Road 42, Suite 106, Burnsville, Minnesota           55306
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:      (952) 895-8399



                          UNISTONE, INC.
                  5525 South 900 East, Suite 110
                    Salt Lake City, Utah 84117
   (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND RESULTS.

     a.   Financial Statements of Business Acquired

          Cash Systems, Inc.

          Balance Sheet as of June 30, 2001                  F-11

          Statements of Operations for the six months ended
          June 30, 2001 and 2000                                 F-12

          Statements of Stockholders' Equity (Deficit) for the
          six months ended June 30, 2001                         F-13

          Statements of Cash Flows for the six monts ended
          June 30, 2001 and 2000                                 F-14

          Notes to Financial Statements                          F-15

     b.   Pro Forma Financial Information

          Unaudited Pro Forma Combined Financial Information     F-23

          Unaudited Pro Forma Combined Balance Sheet
          as of June 30, 2001                                    F-24

          Unaudited Pro Forma Combined Statement of Operations
          for the Year Ended December 31, 2000                   F-25

          Unaudited Pro Forma Combined Statement of Operations
          for the Six Months Ended June 30, 2001                 F-26

          Notes to Unaudited Pro Forma Combined Financial
          Information                                            F-27

                        CASH SYSTEMS, INC.
                          BALANCE SHEET
                          JUNE 30, 2001
                              ASSETS
Current assets
   Cash                                             $  739,287
   Accounts receivable                                   8,330
   Receivables - related parties                        79,642
   Current portion of note receivable                    1,916
   Prepaid expenses                                     30,234
   Other receivable                                      8,582
   Employee advances                                    10,498
                                                    ----------
        Total current assets                        $  878,489
                                                    ----------
Property, equipment, and software:
   Property and automated teller machine
   equipment, net                                      440,782
   Credit card equipment and software, net             427,281
                                                    ----------
        Total property, equipment, and software, net   868,063
                                                    ----------
Other assets:
   Deposits                                              1,154
   Note receivable - net of current portion              5,380
   Deferred offering costs                              30,000
                                                    ----------
        Total other assets                              36,534
                                                    ----------
                                                    $1,783,086
                                                    ==========

                LIABILITIES AND STOCKHOLDERS'(DEFICIT)

Current liabilities:
   Note payable - officers                          $  390,009
   Note payable - bank                                 331,875
   Current portion of capital lease obligations         12,400
   Accounts payable - trade                            962,098
   Accrued expenses                                     10,750
                                                    ----------
         Total current liabilities                   1,707,132

Long-term debt, net of original issue discount         203,200
Capital lease obligations, net of current portion        6,444
                                                    ----------
         Total liabilities                           1,916,776
                                                    ----------
Stockholders' (deficit):
    Common stock                                        12,111
    Additional paid in capital                          46,800
    Accumulated deficit                               (192,601)
                                                    ----------
         Total stockholders' (deficit)                (133,690)
                                                    ----------
                                                    $1,783,086
                                                    ==========

                        CASH SYSTEMS, INC.
                     STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED
                      JUNE 30, 2001 AND 2000
                                              2001               2000
Revenues:
   Automated Teller Machine Sales and
   Commissions                            $1,531,821      $  591,859
   Credit Card Cash Advance Commissions    1,549,739          50,828
                                          ----------      ----------
         Total Revenues                    3,081,560         642,686
                                          ----------      ----------

Operating Expenses:
   Commissions Paid                        1,688,319         182,399
   Credit Card Processing Costs              426,743          13,299
   Financing Costs                            92,808          90,898
   Depreciation and Amortization             120,693          36,000
   Armored Carrier Services                  133,107          84,127
   Payroll and related taxes                 163,999          62,151
   Other                                     433,160         186,399
                                          ----------     -----------
         Total operating expenses          3,058,829         655,273
                                          ----------     -----------
Income (loss) from operations                 22,731         (12,587)
                                          ----------     -----------
Other Income (expense):
   Interest income                               447              17
   Interest expense                          (11,639)              -
                                          ----------     -----------
          Total other income (expense)       (11,192)             17
                                          ----------     -----------
Net income (loss)                         $   11,539     $   (12,569)
                                          ==========     ===========

                       CASH SYSTEMS, INC.
          STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
             FOR THE SIX MONTHS ENDED JUNE 30, 2001
                           Common Stock   Additional paid-  Accumulated
                         Shares    Amount   in capital         Deficit   Total
Balance - January 1, 2001 2,000,000 $ 12,111  $      -   $(204,140) $(192,029)

Issuance of common stock
warrants in connection
with long-term debt               -        -    46,800           -     46,800

Net income                        -        -         -      11,539     11,539
                          --------- --------  --------   ---------  ---------
Balance - June 30, 2001   2,000,000 $ 12,111  $ 46,800   $(192,601) $(133,690)
                          ========= ========  ========   =========  =========

                        CASH SYSTEMS, INC.
                     STATEMENTS OF CASH FLOWS
         FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND 2000

                                             2001             2000
Cash flows from operating activities:
  Net income (loss)                      $   11,539       $    (12,569)
  Adjustments to reconcile net income
  (loss) to cash flows from operating
  activities:
    Depreciation and amortization           120,693            102,607
    Changes in operating assets and
    liabilities:
      Accounts receivable                    10,657            (10,553)
      Receivables - related parties         (59,642)                 0
      Prepaid expenses                      (30,234)                 0
      Accounts payable                      842,269              3,599
      Accrued payroll                       (22,934)                 0
      Accrued commissions                   (54,481)                 0
      Accrued expenses                      (18,013)           (21,268)
      Accrued interest                      (23,445)           (13,837)
                                         ----------        -----------
        Cash flows from operating
        activities                          776,409             47,979
                                         ----------        -----------
Cash flows from investing activities:
   Purchases of property, equipment and
   software                                (148,046)          (120,537)
   Payments received on note receivable         196              1,177
                                         ----------        -----------
        Cash flows from investing
        activities                         (147,850)          (119,360)
                                         ----------        -----------
Cash flows from financing activities:
   Payments on long-term debt               (81,970)           (36,908)
   Advances (payments on) note
   payable - officers                      (121,720)            94,465
   Payments on deferred offering costs      (30,000)                 0
   Payments on capital lease obligations     (2,290)            (2,742)
   Proceeds from long-term debt and
   related common stock warrant             250,000                  0
                                         ----------        -----------
        Cash flows from financing
        activities                           14,020             54,815
                                         ----------        -----------

Increase (decrease) in cash                 642,579            (16,566)

Cash, beginning of period                    96,708             69,215
                                         ----------        -----------
Cash, end of period                      $  739,287        $    52,649
                                         ==========        ===========
Supplemental cash flows information:
  Cash paid for interest                 $   35,084        $    13,837
                                         ==========        ===========

         See accompanying notes to financial statements.

                        CASH SYSTEMS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                      JUNE 30, 2001 AND 2000

(1) BASIS OF FINANCIAL STATEMENT PRESENTATION

The accompanying unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been consolidated or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading.

In the opinion of management, the unaudited financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position and results of operations. Results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year or of the results for any future periods.

In preparation of the Company's financial statements, management is required to make estimates and assumptions that affect reported amounts of assets and liabilities and related revenues and expenses. Actual results could differ from the estimates used by management.

(2) SUBSEQUENT EVENTS

On June 9, 2001, the Company acquired substantially all the assets and assumed certain liabilities of Opti Cash, Inc. Based on the common control of the two companies, the combination was accounted for in a manner similar to a pooling of interest. Historical interim financial information as of and for the six months ended June 20, 2001 and the six months ended June 30, 2000 presented in this amended form 8-K have been restated to include Opti Cash, Inc.

On October 9, 2001, Unistone, Inc. entered into a Plan of Reorganization and Stock Exchange agreement with Cash Systems, Inc. and the shareholders of Cash Systems, Inc., whereby Unistone, Inc. would acquire 100% of the common stock of Cash Systems, Inc. (the Transaction). The Transaction was effective October 12, 2001.
                               F-15

              UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION



The following pro forma unaudited combined financial information consists of pro forma unaudited combined statements of operations of Unistone, Inc. for the year ended December 31, 2000 and the six months ended June 30, 2001 and a pro forma unaudited combined balance sheet as of June 30, 2001. On October 9, 2001, Unistone, Inc. (the Company) entered into a Plan of Reorganization and Stock Exchange Agreement with Cash Systems, Inc. and the shareholders of Cash Systems, Inc, whereby the Company would acquire 100% of the common stock of Cash Systems, Inc. (the Transaction). The aggregate consideration Unistone, Inc. issued for the common shares of Cash Systems, Inc. was 10,550,000 shares of common stock of Unistone, Inc. The unaudited pro forma balance sheet set forth below gives effect to the Transaction as if it had been consummated on June 30, 2001. The unaudited pro forma statements of operations give effect to the Transaction as if it occurred on January 1, 2000.

The pro forma adjustments reflecting the consummation of the Transaction are based upon the purchase method of accounting and upon the assumptions set forth in the notes hereto. This pro forma information should be read in conjunction with the audited and unaudited financial statements and notes that are included in this document.

The pro forma adjustments do not reflect any operating efficiencies and cost savings which may be achievable with respect to the combined companies.

These pro forma financial statements do not purport to present results, which would actually have been obtained if the Transaction had been in effect during the period covered, or any future results which may in fact be realized.
Since the Company is a non-operating public shell company with no monetary assets, the merger will be accounted for as the issuance of stock by Cash Systems, Inc. in exchange for the monetary assets of the Company.
Accordingly, there will be no change in the recorded amount of Cash Systems, Inc. assets and liabilities. The monetary assets of the Company that are acquired as a result of the merger will be recorded at their fair market (no fair value) and no goodwill will be recorded.

                     CASH SYSTEMS, INC. AND UNISTONE, INC.
                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 JUNE 30, 2001


               CASH SYSTEMS
                    INC.          UNISTONE, INC.     PRO FORMA
                HISTORICAL         HISTORICAL        ADJUSTMENTS
               JUNE 30, 2001      JUNE 30, 2001      (NOTES 1&2)    PRO FORMA

     ASSETS

Current assets
 Cash           $   739,287     $          -    $    (70,000)(A) $    669,287

Accounts
 Receivable           8,330                -                -           8,330

Receivables-
 related parties     79,642                -                -          79,642

Current portion
 of note receivable   1,916                -                -           1,916

Prepaid expenses     30,234                -                -          30,234

Other receivable      8,582                -                -           8,582

Employee advances    10,498                -                -          10,498

Total current
 assets             878,489                -         (70,000)         808,489


Property, equipment,
and software:
 Property and
 automated teller
 machine equipment,
 net                 440,782                -                -        440,782

 Credit card
 equipment and
 software, net       427,281                -                -        427,281

 Total property,
 equipment, and
 software, net       868,063                -                -        868,063


Other assets:
 Deposits             1,154                 -                -          1,154

 Note receivable-
 net of current
 portion              5,380                 -                -          5,380

 Deferred offering
 costs               30,000                 -        (30,000)(A)            -

 Total other assets  36,534                 -        (30,000)           6,534

                $ 1,783,086     $           -   $   (100,000)    $  1,683,086


          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
 Note payable-
 Officers       $   390,009     $        8,037  $     (8,037)(G) $    390,009

 Note payable-
  bank              331,875                 -                -        331,875

 Current portion
 of capital lease
 obligations         12,400                 -                -         12,400

 Accounts payable-
 trade              962,098                 -                -        962,098

 Accrued expenses    10,750                 85           (85)(G)       10,750

  Total current
   liabilities    1,707,132              8,122        (8,122)       1,707,132


Long-term debt,
net of original
issue discount      203,200                 -                -        203,200

Capital lease
obligations,
net of current
portion               6,444                 -                -          6,444

 Total
  liabilities     1,916,776              8,122        (8,122)       1,916,776


Stockholders'
 equity (deficit):

 Common stock        12,111              1,100        (1,561)(D)       11,650

 Additional paid
 in capital          46,800         38,604,531   (38,604,070)(B)      (52,739)
                                                    (100,000)(A)

 Accumulated
 deficit           (192,601)       (38,613,753)   38,613,753 (C)     (192,601)

 Total stockholders'
  equity (deficit) (133,690)            (8,122)      (91,878)        (233,690)

                $ 1,783,086     $           -   $   (100,000)    $  1,683,086

Shares of
Unistone, Inc.
common stock
outstanding                          1,100,000    10,550,000 (F)   11,650,000


               See notes to unaudited pro forma financial information.

                    CASH SYSTEMS, INC. AND UNISTONE, INC.
             UNAUDITED PRO FORMA CONBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2000


                CASH SYSTEMS
                     INC.       UNISTONE, INC.
                 HISTORICAL       HISTORICAL    PRO FORMA
                 DECEMBER 31    DECEMBER 31     ADJUSTMENT
                   2000             2000        (NOTES 1&2)      PROFORMA


Revenues:
 Automated Teller
 Machine Sales
 and Commissions    $ 1,463,247   $        -    $          - $     1,463,247

 Credit Card Cash
 Advance Commissions    440,729            -               -         440,729

Total Revenues        1,903,976            -               -       1,903,976


Operating Expenses:
 Commissions Paid       683,059            -               -         683,059

 Credit Card
 Processing Costs       113,875            -               -         113,875

 Financing Costs        208,691            -               -         208,691

 Depreciation and
 Amortization           186,631            -               -         186,631

 Armored Carrier
 Services               172,122            -               -         172,122

 Payroll and related
 taxes                  147,042            -               -         147,042

 Other                  467,920        4,475         (4,475)(E)      467,920

  Total operating
   Expenses           1,979,340        4,475         (4,475)       1,979,340


Loss from operations    (75,364)      (4,475)         4,475          (75,364)


Other Income
 (expense):

 Interest income          1,003            -              -            1,003

 Interest expense       (30,362)           -              -          (30,362)

  Total other income
   (Expense)            (29,359)           -              -          (29,359)

Net Loss            $  (104,723) $    (4,475)   $     4,475  $      (104,723)

Weighted average common
 shares outstanding
 basic and diluted                 1,110,000     10,550,000 (F)   11,650,000

Loss per common share
  - basic and diluted                                        $         (0.01)


       See notes to combined unaudited pro forma financial information.

                    CASH SYSTEMS, INC. AND UNISTONE, INC.
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2001


                CASH SYSTEMS
                   INC.          UNISTONE, INC.      PRO FORMA
                HISTORICAL        HISTORICAL        ADJUSTMENTS
                JUNE 30, 2001     JUNE 30, 2001     (NOTES 1&2)   PRO FORMA


Revenues:
 Automated Teller
 Machine Sales
 And Commissions   $ 1,531,821   $        -   $         -    $     1,531,821

 Credit Card Cash
 Advance Commissions 1,549,739            -             -          1,549,739

Total Revenues       3,081,560            -             -          3,081,560

Operating Expenses
 Commission Paid     1,688,319            -             -          1,688,319

 Credit Card
 Processing Costs      426,743            -             -            426,743

 Financing Costs        92,808            -             -             92,808

 Depreciation and
 Amortization          120,693            -             -            120,693

 Armored Carrier
 Services              133,107            -             -            133,107

 Payroll and
 related taxes         163,999            -             -            163,999

 Other                 433,161          624          (624) (E)       433,785

  Total Operating
    Expenses         3,058,829          624          (624)         3,059,454


Income (loss)
 from operations        22,731         (624)          624             22,731


Other Income (expense)
 Interest income           447            -             -                447

 Interest expense      (11,639)           -             -            (11,639)

  Total other income
   (Expense)           (11,192)           -             -            (11,192)


Net income (loss) $     11,539   $     (624) $        624    $        11,539

Weighted average
 common share
 outstanding
 - basic and diluted              1,100,000    10,500,000 (F)     11,650,000

Earnings per share
 - basic and diluted                                         $         0.001


        See notes to combined unaudited pro forma financial information

                     CASH SYSTEMS, INC. AND UNISTONE, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                                 JUNE 30, 2001

(1)    DESCRIPTION OF THE TRANSACTION

On October 9, 2001, Unistone, Inc. (the Company) entered into a Plan of Reorganization and Stock Exchange agreement with Cash Systems, Inc. and the shareholders of Cash Systems, Inc., whereby Unistone, Inc. would acquire 100% of the common stock of Cash Systems, Inc. (the Transaction). The aggregate consideration Unistone, Inc. issued for the common shares of Cash Systems, Inc. was 10,550,000 shares of common stock of Unistone, Inc. The unaudited pro forma combined balance sheet set forth below gives effect to the Transaction as if it had been consummated on June 30, 2001. The unaudited pro forma combined statements of operations give effect to the Transaction as if it occurred on January 1, 2000.

(2)    DESCRIPTION OF PRO FORMA ADJUSTMENTS

     (A) To record estimated legal, accounting and banking fees and other costs of the transaction.

     (B) To record transaction elimination. The adjustment to additional paid in capital is as follows:

     Total additional paid in capital of pre-merger Unistone, Inc. $38,604,531
       Less: reflect reclass of par value of stock issued                  461
       Net                                                         $38,604,070

     (C) To record transaction elimination of Unistone, Inc.'s accumulated deficit as of June 30, 2001 based on the accounting for the Transaction as a reverse merger.

     (D) To reflect reclass of par value of common stock issued of $461 (see (A) above) and common stock of Unistone, Inc. for $1,100.

     (E) To reflect the reverse merger as if it had occurred on January 1, 2000. Since Unistone, Inc. will be a non-operating entity at the date of the proposed merger, none of the revenues or expenses of Unistone, Inc. would have resulted had the proposed merger occurred on January 1, 2000. Accordingly, the adjustment reflects the removal of these revenue and expense items.

     (F) To reflect the issuance of 10,550,000 common shares pursuant to the Transaction to Cash Systems, Inc. shareholders.

     (G) To eliminate note payable officer and accrued expenses not assumed in the Transaction.

     c.   Exhibits:

     Exhibit
     Number    Description

     2.1 Plan of Reorganization and Stock Exchange Agreement, dated as of October 9, 2001.*
     2.2       Lock-up/Leak-out Agreement, dated October 9, 2001.*
     2.3       Stock Escrow Agreement, dated October 9, 2001.*
     2.4       Form of Note*
     2.5       Form of Warrant*
     2.6       Stock Option Plan*
     2.7       Agency Agreement, dated October 1, 2001.*
     16.1      Letter of Mantyla McReynolds, a Professional Corporation*


               * These documents and related exhibits have previously been filed with the Securities and Exchange Commission as exhibits to the Registrant's Current Report on Form 8-K, which was filed on October 26, 2001 (File No. 333-89993), and are incorporated herein by this reference.

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the undersigned has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CASH SYSTEMS, INC.

                                   By: /s/ Craig Potts
                                      ----------------------
                                      Craig Potts, President